Subsequent Events	12 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 13 — SUBSEQUENT EVENTS

In October 2023, the Company completed initial public offering, issued and sold 1,240,000 Ordinary Shares, of which 1,200,000 shares related to the public offering, and 40,000 shares to an over-allotment arrangement, at $5.00 per share for $6.2 million. The net proceeds of $4.9 million after deducting underwriting discounts and the offering expenses payable was received by the Company.

In December 2023, the Company issued and sold 1,379,313 Ordinary Shares accompanying warrants of 2,068,970 shares to two mutual funds established in North America, at $7.25 per share for $10.0 million. The net proceeds of $8.9 million was received on January 4, 2024.

On January 4, 2024, in Los Angeles, the Company established a wholly-owned subsidiary, Global Mofy Technology LLC (“Global Mofy US”), a business company incorporated in accordance with the laws and regulations of the United States, to develop and expand overseas business.

On January 11, 2024, the Company announced its strategic investment in MERAEDU, marking its entrance into the vocation education sector. The RMB 8 million funding round was led by the Anji Country Government Industrial Guidance Fund, with Global Mofy Metaverse as a co-investor.